EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT dated as of February 22, 2019 (this “Agreement”), to the Credit Agreement dated as of June 8, 2018, among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 65631668 (“Wabtec BV”), the other Borrowing Subsidiaries party thereto from time to time, the Lenders party thereto from time to time and PNC Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Company, Wabtec BV, the other Borrowing Subsidiaries party thereto from time to time, the Lenders party thereto from to time and the Administrative Agent are party to that certain Credit Agreement dated June 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested the Administrative Agent and Lenders amend the existing Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to enter into this Agreement upon the terms set forth below.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:
1.Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, any Exhibit or Schedule thereto or any other Loan Document shall from and after the First Amendment Effective Date (as defined below) refer to the Credit Agreement as amended hereby.
2.    Amendments to Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 4 below:
(a)    The definitions of “GET Acquisition”, “GET Merger Agreement” and “GET Separation Agreement” contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety, respectively as follows:
““GET Acquisition” means (a) the consummation of the GET Direct Sale and (b) the acquisition by the Company of 100% of the issued and outstanding voting Capital Securities in GET SpinCo pursuant to the GET Merger Agreement through the merger (the “GET Merger”) of GET Merger Sub with and into GET SpinCo, with GET SpinCo surviving the GET Merger as a wholly owned Subsidiary of the Company (except with respect to the shares of SpinCo Class A Preferred Stock (as defined in the GET Separation Agreement) held by directly or indirectly by the GET Seller).”
““GET Merger Agreement” means the agreement and plan of merger dated as of May 20, 2018 (as amended by that certain Amendment to Agreement and Plan of Merger dated as of January 25, 2019), among the GET Seller, GET SpinCo, the Company and GET Merger Sub, together with the exhibits and schedules thereto and the ancillary agreements referred to therein.”

““GET Separation Agreement” means the separation, distribution and sale agreement dated as of May 20, 2018 (as amended by that certain Amendment to Separation, Distribution and Sale Agreement dated as of January 25, 2019), among the GET Seller, GET SpinCo, the Company and the GET Direct Sale Purchaser, together with the exhibits, schedules and annexes thereto and the ancillary agreements referred to therein.”

(b)    Clause (b) of the definition of “Excluded Subsidiary” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) any Subsidiary that is not wholly owned by the Company (provided that, for purposes of this clause (b), the determination of whether GET SpinCo or any of its subsidiaries is a wholly owned Subsidiary of the Company shall be determined without giving effect to the shares of SpinCo Class A Preferred Stock (as defined in the GET Separation Agreement) held by directly or indirectly by the GET Seller),”
3.    Representations and Warranties. The Company represents and warrants to the other parties hereto that:
(a)    This Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents (other than the representations and warranties set forth in Sections 3.05 and 3.06) are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.
(c)    On and as of the First Amendment Effective Date, no Default shall have occurred and be continuing.
4.    Conditions Precedent. This Agreement and the amendment of the Credit Agreement as set forth in Section 2 hereof shall become effective on the date the Administrative Agent shall have received counterparts of this Agreement duly executed by the Company, Wabtec BV, the Required Lenders, the Lenders representing a Majority in Interest of the Delayed Draw Term Lenders and the Administrative Agent (such date, the “First Amendment Effective Date”). The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
5.    Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Company, Wabtec BV and the other Loan Parties party thereto.
6.    No Novation or Mutual Departure. The Company expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 2 above, and (ii) nothing in this Agreement shall, by implication or otherwise, affect, limit, constitute a waiver of or otherwise modify the Company’s, any other Loan Party’s, Administrative Agent’s or any Lender’s rights, remedies or responsibilities under the Credit Agreement or the other Loan Documents, or at law or in equity. Neither this Agreement nor the effectiveness of the amendments to the Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Credit Agreement and nothing expressed or implied in this Agreement or the Credit Agreement shall be construed as a release or other discharge of the Company or any other Loan Party under the Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, as amended hereby.
7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    Section References. Section titles and references used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
9.    Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
10.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
11.    Governing Law; Jury Trial; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Sections 10.09 and 10.10 of the Credit Agreement are hereby incorporated by reference herein and shall apply hereto as if set forth in full herein, modified mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
By:	/s/ Patrick D. Dugan
Name: Patrick D. Dugan
Title: Executive Vice President and CFO

WABTEC NETHERLANDS B.V.
By:	/s/ N. Enthoven
Name: N. Enthoven
Title: Director B

ADMINISTRATIVE AGENT AND LENDERS;	PNC BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender

	By:	/s/ David B. Keith
	Name:	David B. Keith
	Title:	Senior Vice President

Goldman Sachs Bank USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Deborah R. Winkler
Name:	Deborah R. Winkler
Title:	Executive Director

Bank of America, N.A. as a Lender

By:	/s/ Katherine Osele
Name:	Katherine Osele
Title:	Senior Vice President

HSBC Bank USA N.A., as a Lender

By:	/s/ Matthew Simpson
Name:	Matthew Simpson
Title:	Assistant Vice President

HSBC France, as a Lender

By:	/s/ Ludovic Lepic
Name:	Mr. Ludovic LEPIC
Title:	Head of North East Corporate Centre

By:	/s/ Mr. Sébastíen Binnie
Name:	Mr. Sébastíen BINNIE
Title:	Deputy Head of North East Corporate Centre

TD BANK, N.A. as a Lender

By:	/s/ Mark Hogan
Name:	Mark Hogan
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Melinda Gulledge
Name:	Melinda Gulledge
Title:	Assistant Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Joseph Moreno
Name:	Joseph Moreno
Title:	Managing Director

CITIBANK, NA, as a Lender

By:	/s/ Brad Colehour
Name:	Brad Colehour
Title:	Vice President

Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Dan Fahey
Name:	Dan Fahey
Title:	Director Credit Agricole CIB

MUFG Bank, Ltd., as a Lender

By:	/s/ John Margetanski
Name:	John Margetanski
Title:	Director

CITIZENS BANK, N.A. as a Lender

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Senior Vice President

Wells Fargo Bank, National Association as a Lender

By:	/s/ Tom Molitor
Name:	Tom Molitor
Title:	Managing Director

Bank of the West, as a Lender

By:	/s/ Harry Yergey
Name:	Harry Yergey
Title:	Managing Director

By:	/s/ Michael Weinert
Name:	Michael Weinert
Title:	Director

The Bank of Nova Scotia, as a Lender

By:	/s/ Sangeeta Shah
Name:	Sangeeta Shah
Title:	Director

U.S. Bank National Association, as a Lender

By:	/s/ Paul F. Johnson
Name:	Paul F. Johnson
Title:	Vice President

The Huntington National Bank, as a Lender

By:	/s/ Michael Kiss
Name:	Michael Kiss
Title:	Vice President

First National Bank of Pennsylvania, as a Lender

By:	/s/ Brad Johnston
Name:	Brad Johnston
Title:	Vice President

Dollar Bank, Federal Savings Bank, as a Lender

By:	/s/ Brian E. Waychoff
Name:	Brian E. Waychoff
Title:	Senior Vice President

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